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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                      JANUARY 31, 2005 (JANUARY 25, 2005)



                         AMERICAN TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     000-24248                  87-0361799
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


   13114 EVENING CREEK DRIVE SOUTH, SAN DIEGO, CALIFORNIA             92128
          (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's Telephone Number, Including Area Code: (858) 679-2114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 25, 2005, we granted inducement stock options to certain of our new employees. These options were granted without stockholder approval to 5 new non-executive employees as an inducement material to the individuals' entering into employment with our company, and the issuances were approved by our Compensation Committee pursuant to NASDAQ Marketplace Rule 4350(i)(1)(A)(iv). The options are exercisable for an aggregate of 57,000 shares of common stock with an exercise price of $9.48 per share. Each option has a five year term and vests 25% on the first anniversary of the grant date and then quarterly thereafter for the next 12 quarters, subject to continued employment and other conditions.

See Item 8.01 for disclosure regarding compensation to Kalani Jones, our President and Chief Operating Officer.

ITEM 8.01  OTHER EVENTS

COMPENSATION TO EXECUTIVE OFFICERS

On January 27, 2005, our Compensation Committee approved an increase in the annual salary of Mr. Kalani Jones, our President and Chief Operating Officer, from $200,000 to $220,000 and awarded Mr. Jones a discretionary performance bonus of $50,000. In addition, the Compensation Committee granted Mr. Jones an option under our 2002 Stock Option Plan exercisable for 52,500 shares of common stock with an exercise price of $8.96 per share. This 2002 Stock Option Plan has been approved by our stockholders.

On January 27, 2005, our Compensation Committee also granted Mr. Elwood G. Norris, our Chairman, an option under our 2002 Stock Option Plan exercisable for 70,000 shares of common stock with an exercise price of $8.96 per share.

Each option described above has a five year term and vests quarterly over 4 years, subject to continued employment and other conditions.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN TECHNOLOGY CORPORATION


Date:  January 31, 2005                     By:      /S/ MICHAEL A. RUSSELL
                                                --------------------------------
                                                     Michael A. Russell
                                                     Chief Financial Officer





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